Exhibit 10.1

WELLS FARGO BANK, NATIONAL ASSOCIATION

c/o Wells Fargo Capital Finance, LLC

2450 Colorado Avenue, Suite 3000 West

Santa Monica, CA 90404

Dated as of December 21, 2012

SABA SOFTWARE, INC.

2400 Bridge Parkway

Redwood Shores, CA 94065

Attn: Mike Shahbazian

Fax No.: (650) 581-2545

Re:	Extension under Credit Agreement

Ladies and Gentlemen:

Reference is made to: (i) that certain CREDIT AGREEMENT (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) dated as of June 27, 2011 by and between WELLS FARGO BANK, NATIONAL ASSOCIATION (“Lender”), and SABA SOFTWARE, INC., a Delaware corporation (“Borrower”), (ii) that certain Extension under Credit Agreement Letter (the “First Extension Letter”) dated as of April 13, 2012 by and between Lender and Borrower, (iii) that certain Second Extension under Credit Agreement Letter (the “Second Extension Letter”) dated as of May 31, 2012 by and between Lender and Borrower, (iv) that certain Third Extension under Credit Agreement Letter (the “Third Extension Letter”) dated as of June 28, 2012 by and between Lender and Borrower, (v) that certain Extension Under Credit Agreement Letter (the “Fourth Extension Letter”) dated as of July 31, 2012 and effective July 30, 2012, by and between Lender and Borrower, (vi) that certain Extension Under Credit Agreement and Waiver Letter (the “Fifth Extension Letter”) dated as of August 31, 2012, by and among Lender, Borrower, and Guarantors, (vii) that certain Extension Under Credit Agreement Letter (the “Sixth Extension Letter”) dated as of September 28, 2012, by and among Lender, Borrower, and Guarantors, (viii) that certain Extension Under Credit Agreement Letter (the “Seventh Extension Letter”) dated as of October 31, 2012, by and among Lender, Borrower, and Guarantors and (ix) that certain Extension Under Credit Agreement Letter (the “Eighth Extension Letter”) dated as of November 30, 2012, by and among Lender, Borrower, and Guarantors. All initially capitalized terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement.

Extension of Third Quarter Quarterly Delivery Deadline

Pursuant to the Eighth Extension Letter, on or before December 31, 2012 (the “Eighth Extended Third Quarter Quarterly Delivery Deadline”), Borrower shall deliver to Lender (i) copies of the Form 10-Q report for Borrower’s fiscal quarter ended February 29, 2012 filed by Borrower with the United States Securities and Exchange Commission or any successor agency and, (ii) concurrently therewith, the consolidating financial statements of Borrower, prepared by Borrower, to include balance sheets, income statements, statements of retained earnings and statements of cash flows, and a duly completed Compliance Certificate executed by a senior financial officer of Borrower, in each case, for such fiscal quarter (the “Third Quarter Quarterly Deliverables”).

Borrower has requested that Lender extend the Eighth Extended Third Quarter Quarterly Delivery Deadline to January 31, 2013. Lender is willing to grant the extension requested by Borrower. Accordingly, Lender hereby extends the Eighth Extended Third Quarter Quarterly Delivery Deadline to January 31, 2013 (the “Ninth Extended Third Quarter Quarterly Delivery Deadline”). Failure of Borrower to deliver or cause to be delivered to Lender the Third Quarter Quarterly Deliverables by the Ninth Extended Third Quarter Quarterly Delivery Deadline shall constitute an immediate Event of Default, unless otherwise waived in writing in accordance with the Credit Agreement prior to such time.

Extension of First Quarter Quarterly Delivery Deadline

Pursuant to the Eighth Extension Letter, on or before December 31, 2012 (the “Third Extended First Quarter Quarterly Delivery Deadline”) Borrower shall deliver to Lender (i) copies of the Form 10-Q report for Borrower’s fiscal quarter ended August 31, 2012 filed by Borrower with the United States Securities and Exchange Commission or any successor agency and, (ii) concurrently therewith, the consolidating financial statements of Borrower, prepared by Borrower, to include balance sheets, income statements, statements of retained earnings and statements of cash flows, and a duly completed Compliance Certificate executed by a senior financial officer of Borrower, in each case, for such fiscal quarter (the “First Quarter Quarterly Deliverables”).

Borrower has requested that Lender extend the Third Extended First Quarter Quarterly Delivery Deadline to January 31, 2013. Lender is willing to grant the extension requested by Borrower. Accordingly, Lender hereby extends the Third Extended First Quarter Quarterly Delivery Deadline to January 31, 2013 (the “Fourth Extended First Quarter Quarterly Delivery Deadline”). Failure of Borrower to deliver or cause to be delivered to Lender the First Quarter Quarterly Deliverables by the Fourth Extended First Quarter Quarterly Delivery Deadline shall constitute an immediate Event of Default, unless otherwise waived in writing in accordance with the Credit Agreement prior to such time.

Extension of Annual Delivery Deadline

Pursuant to the Eighth Extension Letter, on or before December 31, 2012 (the “Fourth Extended Annual Delivery Deadline”), Borrower shall deliver to Lender (i) copies of the Form 10-K report (including the financial statements contained therein, which shall be audited by Borrower’s independent certified public accountant (which independent certified public accountant shall be of recognized national standing) and certified by such independent certified public accountant (i) to have been prepared in accordance with GAAP and (ii) without any qualifications (including any (A) “going concern” or like qualification or exception, (B) qualification or exception as to the scope of such audit, or (C) qualification which relates to the treatment or classification of any item and which, as a condition to the removal of such qualification, would require an adjustment to such item, the effect of which would be to cause any noncompliance with the provisions of Section 5.09 of the Credit Agreement)), filed by Borrower with the United States Securities and Exchange Commission or any successor agency, (ii) concurrently therewith, consolidating financial statements of Borrower, prepared by Borrower (to include balance sheets, profit and loss statements, statements of cash flows, and reconciliations of net worth), and (iii) a duly completed Compliance Certificate executed by a senior financial officer of Borrower (the “Annual Deliverables”).

Borrower has requested that Lender extend the Fourth Extended Annual Delivery Deadline to January 31, 2013. Lender is willing to grant the extension requested by Borrower. Accordingly, Lender hereby extends the Fourth Extended Annual Delivery Deadline to January 31, 2013 (the “Fifth Extended Annual Delivery Deadline”). Failure of Borrower to deliver or cause to be delivered to Lender the Annual Deliverables by the Fifth Extended Annual Delivery Deadline shall constitute an immediate Event of Default, unless otherwise waived in writing in accordance with the Credit Agreement prior to such time.

Extension of Second Quarter Quarterly Delivery Deadline

Pursuant to the Credit Agreement, on or before January 14, 2013 (the “Second Quarter Quarterly Delivery Deadline”) Borrower shall deliver to Lender (i) copies of the Form 10-Q report for Borrower’s fiscal quarter ended November 30, 2012 filed by Borrower with the United States Securities and Exchange Commission or any successor agency and, (ii) concurrently therewith, the consolidating financial statements of Borrower, prepared by Borrower, to include balance sheets, income statements, statements of retained earnings and statements of cash flows, and a duly completed Compliance Certificate executed by a senior financial officer of Borrower, in each case, for such fiscal quarter (the “Second Quarter Quarterly Deliverables”).

Borrower has requested that Lender extend the Second Quarter Quarterly Delivery Deadline to January 31, 2013. Lender is willing to grant the extension requested by Borrower. Accordingly, Lender hereby extends the Second Quarter Quarterly Delivery Deadline to January 31, 2013 (the “Extended Second Quarter Quarterly Delivery Deadline”). Failure of Borrower to deliver or cause to be delivered to Lender the Second Quarter Quarterly Deliverables by the Extended Second Quarter Quarterly Delivery Deadline shall constitute an immediate Event of Default, unless otherwise waived in writing in accordance with the Credit Agreement prior to such time.

This letter shall not, except as expressly provided herein, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of Lender under the Credit Agreement or the other Loan Documents, and shall not, except as expressly provided herein, alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the other Loan Documents. Nothing herein shall be deemed to entitle Borrower or any Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the other Loan Documents in similar or different circumstances. This letter shall be subject to the provisions regarding choice of law and venue and jury trial waiver applicable to the Credit Agreement.

Each of the undersigned Guarantors consents to the extensions contained herein. Although the undersigned Guarantors have been informed of the matters set forth herein and have consented to same, each Guarantor understands that the Lender Group has no obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future consents, amendments, or waivers, and nothing herein shall create such a duty.

Each of Borrower and each Guarantor hereby reaffirms its obligations under each Loan Document to which it is a party. All of such obligations owing by Borrower and such Guarantor are unconditionally owing by Borrower and such Guarantor to Lender without offset, defense, withholding, counterclaim or deduction of any kind, nature or description whatsoever. Each of Borrower and each Guarantor hereby further ratifies and reaffirms the validity and enforceability of all of the Loan Documents to which it is a party, including any amendments or modifications or substitutions thereto, and ratifies and reaffirms the validity and enforceability of all of Liens and security interests heretofore granted by it pursuant to or in connection with any Loan Document to Lender, as security for its obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain in full force and effect on and after the date hereof except as expressly set forth herein.

This letter shall constitute a Loan Document.

Very Truly Yours, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Daniel Morihiro
Name:	Daniel Morihiro
Title:	Director

[SIGNATURE PAGE TO EXTENSION LETTER]

Acknowledged, agreed and accepted this 21st day of December, 2012:

SABA SOFTWARE, INC., a Delaware corporation, as Borrower

By:	/s/ Peter Williams
Name:	Peter Williams
Title:	EVP

HAL ACQUISITION SUB INC., a Delaware corporation, as a Guarantor

By:	/s/ Peter Williams
Name:	Peter Williams
Title:	President

HUMANCONCEPTS, LLC, a California limited liability company, as a Guarantor

By:	/s/ Peter Williams
Name:	Peter Williams
Title:	President